UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 23, 2005

(Exact name of registrant as specified in its charter)

Delaware	1-7724	39-0622040
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
(Address of principal executive offices)

Registrant's telephone number, including area code:  (262) 656-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Appointment and Departure of Principal Officers

        On May 23, 2005, Constance R. Johnsen, 48, was appointed to the position of Chief Accounting Officer for Snap-on Incorporated. Mrs. Johnsen is also a Vice President of Snap-on Incorporated and the Controller. She has held both positions since October 2003. From July 2000 to October 2003 she was Director, Corporate Financial Reporting for Snap-on Incorporated and from January 2000 to July 2000 she was Senior Director, Accounting, Consolidations and Reporting for CNH Global N.V., a manufacturer of agricultural and construction equipment.

        On May 23, 2005, Blaine A. Metzger was appointed senior vice president – finance and accounting for Snap-on Tools Company LLC. On that same day he relinquished his position as Snap-on Incorporated’s Vice President – Finance, Treasurer and Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SNAP-ON INCORPORATED
Date: May 27, 2005	By: /s/ Susan F. Marrinan
Susan F. Marrinan, Vice President,
Secretary and Chief Legal Officer

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